  As filed with the Securities and Exchange Commission on October 18, 1996
                                          Registration No. 333-___________
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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                     FORM S-8
                              REGISTRATION STATEMENT
                         UNDER THE SECURITIES ACT OF 1933

                           HCC INSURANCE HOLDINGS, INC.
              (Exact name of registrant as specified in its charter)

                   DELAWARE                         76-0336636
          (State of Incorporation)       (I.R.S. Employer Identification No.)

                  13403 NORTHWEST FREEWAY, HOUSTON, TEXAS  77040
               (Address of principal executive offices)  (zip code)

                           HCC INSURANCE HOLDINGS, INC.
                    1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                             (Full title of the plan)


                        Copies of All Communications to:

            Frank J. Bramanti                     Arthur S. Berner
         13403 Northwest Freeway           Winstead Sechrest & Minick P.C.
          Houston, Texas  77040                   910 Travis Street
              (713) 462-1000                    Houston, Texas 77002
     (Name and address and telephone               (713) 650-2729
      number, including area code,
         of agent for service)
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                          CALCULATION OF REGISTRATION FEE
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                                      Proposed       Proposed
      Title of          Amount         Maximum        Maximum    Amount of
     Securities         Being         Offering       Aggregate  Registration
 Being Registered    Registered(1)      Price        Offering       Fee
                                     Per Share(2)    Price(2)
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Common Stock, $1.00
par value per share  250,000 Shares   $27 1/16     $6,765,625(1)  $2,332.97
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(1) Pursuant to Rule 416 under the Securities Act of 1933,
    and amended, this registration statement also covers an indeterminate number of shares as may be required to cover possible adjustments under the Plan by reason of any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separate reorganization or the like of or by the Registrant.

(2) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(h), based on the average of the high and low prices of the Common Stock of the Registrant on the New York Stock Exchange on October 16, 1996.

                                    PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.   Plan Information *

ITEM 2.   Registrant Information and Employee Plan Annual Information *
__________
 * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with the Note to Part I of Form S-8.

                                      PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents (as filed with the Securities and Exchange Commission (the "Commission") by the Registrant) are incorporated by reference in this Registration Statement:

              (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

              (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996.

              (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

              (d) The Registrant's current report on Form 8-K dated January 8, 1996.

              (e) The Registrant's current report on Form 8-K dated April 19, 1996.

              (f)  The Registrant's current report on Form 8-K dated
May 24, 1996.

              (g)  All other reports filed by the Registrant pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1995.

              (h) The description of the Common Stock contained in the Registrant's Prospectus filed with the Commission on September 3, 1993 as part of the Registrant's Registration Statement on Form S-1 (Registration No. 33-67342) and in such Registration Statement.

              (i) All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant is incorporated under the laws of the State of Delaware.
Section 145 of the Delaware General Corporation Law ("Section 145") provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any persons who were or are parties, or are threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person or in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interest except that no indemnification is permitted without judicial approval if the officer is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

         Article 11 of the Registrant's Certificate of Incorporation, as amended, requires the Registrant to indemnify the Registrant's directors and officers to the extent permitted under Section 145.

         Article VII of the Registrant's By-laws provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Registrant), by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The determination of whether an incumbent or former director or officer is entitled to indemnification because he has met the applicable standards of conduct set forth above is to be made, unless ordered by a court: (i) by a majority vote of a quorum consisting of directors who at the time of the vote are not parties to the proceeding, (ii) if such quorum cannot be obtained, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (iii) by a vote of shareholders of the Registrant. The Registrant's By-laws further provide that the expenses (including attorneys' fees) incurred in any such action by a director or officer of the Registrant may be paid or reimbursed by the Registrant in advance of the final disposition of such action, suit or proceeding upon receipt of a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed if it is ultimately determined that he is not entitled to be indemnified by the Registrant as authorized therein.

         The Registrant's By-laws also provide that the Registrant may indemnify to the extent of the provisions set forth therein, other than an officer or director, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was an employee or agent of the Registrant, or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, if such person makes written application for such indemnification to the Registrant's Board and the Registrant's Board so determines that indemnification is appropriate and the extent thereof.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT NUMBER                          DESCRIPTION


         4.1 Restated Certificate of Incorporation of the Registrant, filed with the Delaware
                         Secretary of State on July 23, 1996 - filed herewith.


         4.2 By-laws of the Registrant, as amended (filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-48737) and incorporated herein by reference).


         4.3 Form of Certificate of Common Stock (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-48737) and incorporated herein by reference).

EXHIBIT NUMBER                          DESCRIPTION

         4.4 HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan - filed herewith



         5               Opinion of Winstead Sechrest & Minick P.C.
                         as to the legality of the securities being registered - filed herewith.


         23.1 Consent of Coopers & Lybrand, L.L.P., independent certified public accountants - filed herewith.


         23.2            Consent of Winstead Sechrest & Minick P.C.
                         (included in the opinion filed as Exhibit 5 to this Registration Statement).


         24              Powers of Attorney - filed herewith.



ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

               (iii) to include any information with respect to the
                     plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;


               provided, however, that paragraphs (a)(1)(i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               (b)  That, for purposes of determining any
         liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions described in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                    SIGNATURES

              Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Houston, State of Texas, on the 9th day of October, 1996.


                                        HCC INSURANCE HOLDINGS, INC.



                                        /s/  STEPHEN L. WAY  *
                                        ----------------------------------
                                        By:  Stephen L. Way
                                             Chairman of the Board and
                                             Chief Executive Officer

   Pursuant to the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                          DATE
----------------------               -----                          ----
/s/ STEPHEN L. WAY*        Chairman of the Board              October 9, 1996
----------------------     and Chief Executive Officer
Stephen L. Way             (Principal Executive Officer)


/s/ Stephen J. Lockwood*   President and Director             October 9, 1996
----------------------
Stephen J. Lockwood


/s/ Frank J. Bramanti      Executive Vice President,          October 9, 1996
---------------------      Secretary and Chief Financial
Frank J. Bramanti          Officer
                           (Principal Financial Officer
                           and Principal Accounting Officer)


/s/ James M. Berry*        Director                           October 9, 1996
----------------------
James M. Berry


/s/ Patrick B. Collins*    Director                           October 9, 1996
----------------------
Patrick B. Collins

/s/ J. ROBERT DICKERSON*          Director                  October 9, 1996
-------------------------
J. Robert Dickerson


/s/ EDWIN  H. FRANK III*          Director                  October 9, 1996
-------------------------
Edwin H. Frank III


/s/ JOHN L. KAVANAUGH*            Director                 October 9, 1996
-------------------------
John L. Kavanaugh

/s/ WALTER J. LACK*               Director                 October 9, 1996
-------------------------
Walter J. Lack


/s/ HUGH T. WILSON*               Director                 October 9, 1996
-------------------------
Hugh T. Wilson


*By:/s/ FRANK J. BRAMANTI                                  October 9, 1996
-------------------------
    Frank J. Bramanti
    Attorney-in-Fact

                                 INDEX TO EXHIBITS


       EXHIBIT                     DESCRIPTION
       NUMBER


         4.1         Restated Certificate of Incorporation
                     of the  Registrant, filed with
                     the Delaware Secretary  of
                     State on July 23, 1996 - filed
                     herewith.


         4.2         By-laws of the Registrant, as
                     amended (filed  as Exhibit 3.4
                     to the Registrant's  Registration
                     Statement on Form S-1  (Registration
                     No. 33-48737) and  incorporated
                     herein by reference).


         4.3         Form of Certificate of Common
                     Stock (filed  as Exhibit 4.1
                     to the Registrant's  Registration
                     Statement on Form S-1  (Registration
                     No. 33-48737) and  incorporated
                     herein by reference).


         4.4         HCC Insurance Holdings, Inc.
                     1996  Nonemployee Director
                     Stock Option Plan -  filed herewith.


         5           Opinion of Winstead Sechrest
                     & Minick  P.C. as to the legality
                     of the securities being  registered
                     - filed herewith.


         23.1        Consent of Coopers & Lybrand,
                     L.L.P.,  independent certified
                     public accountants -  filed
                     herewith.


         23.2        Consent of Winstead Sechrest
                     & Minick  P.C. (included in
                     the opinion filed as  Exhibit 5
                     to this Registration Statement).


         24          Powers of Attorney - filed herewith.


         HO961560167
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